SUB-ITEM 77Q1 (d): Rule 18f-3 Plan


                       REICH & TANG ASSET MANAGEMENT, LLC

                                AMENDMENT NO. 11

                                       TO

                           RULE 18f-3 MULTI-CLASS PLAN


                               September 21, 2006


I. INTRODUCTION.

                  Pursuant to Rule 18f-3 under the Investment Company Act of 1940, as amended (the "1940 Act"), the following sets forth the method for allocating fees and expenses among each class of shares of the underlying investment funds sponsored by Reich & Tang Asset Management, LLC that issue multiple classes of shares as set forth in Exhibit A (each fund referred to herein as the "Fund"). In addition, this Rule 18f-3 Multi-Class Plan (the "Plan") sets forth the shareholder servicing arrangements, distribution arrangements, conversion features, exchange privileges and other shareholder services of each class of shares in the Funds.

                  Each Fund is an open-end investment company registered under the 1940 Act and the shares of which are registered on Form N-1A under the Securities Act of 1933 (see Exhibit A for each Fund's registration number). Upon the effective date of this Plan, each Fund hereby elects to offer multiple classes of shares pursuant to the provisions of Rule 18f-3 and this Plan. This Plan does not make any material changes to the class arrangements and expense allocations previously approved by the Board of Directors/Trustees of a Fund pursuant to the exemptive order issued by the Securities and Exchange Commission to California Daily Tax Free Income Fund, et al. under Section 6(c) of the 1940 Act on November 18, 1992 (Release No. IC-19104).

                  This Amendment No. 11 serves to change the names of the Class F Shares, the Class M Shares, the Class O Shares, the Class T Shares and the Class X Shares to the Plan. In addition, it serves to change the Rule 12b-1 Distribution Fee for the Investor Service Class Shares to the Plan.

II. ALLOCATION OF EXPENSES.

                  Pursuant to Rule 18f-3 under the 1940 Act, each Fund shall allocate to each class of shares (i) any fees and expenses incurred by the Fund in connection with the distribution of such class of shares under a distribution and service plan adopted for such class of shares pursuant to Rule 12b-1, and
(ii) any fees and expenses incurred by the Fund under a shareholder servicing plan in connection with the provision of shareholder
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services to the holders of such class of shares. In addition, pursuant to Rule
18f-3, each Fund may allocate the following fees and expenses to a particular class of shares:

     (i) transfer agent fees and related expenses identified by the transfer agent as being attributable to such class of shares;

     (ii) printing and postage expenses related to preparing and distributing materials such as shareholder reports, prospectuses, reports, and proxies to current shareholders of such class of shares or to regulatory agencies with respect to such class of shares;

     (iii) blue sky registration or qualification fees incurred by such class of shares;

     (iv) Securities and Exchange Commission registration fees incurred by such class of shares;

     (v) the expense of administrative personnel and services (including, but not limited to, those of a fund accountant, custodian(1) or divided paying agent charged with calculating net asset values or determining or paying dividends) as required to support the shareholders of such class of shares;

     (vi) litigation or other legal expenses relating solely to such class of shares;

     (vii) fees of the Fund's Directors/Trustees incurred as a result of issues relating to such class of shares; and

     (viii) independent accountants' fees relating solely to such class of shares.

                  The initial determination of the class expenses that will be allocated by a Fund to a particular class of shares and any subsequent changes thereto will be reviewed by the Board of Directors/Trustees and approved by a vote of the Directors/Trustees of the Fund, including a majority of the Directors/Trustees who are not interested persons of the Fund.

                  Income, realized and unrealized capital gains and losses, and any expenses of a Fund not allocated to a particular class of any such Fund pursuant to this Plan shall

____________________
1 Rule 18f-3 requires that services related to the management of the portfolios assets, such as custodial fees, be borne by the fund and not by class.

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 be allocated to each class of the Fund on the basis
of the net asset value of that class in relation to the net asset of the Fund.

III. CLASS ARRANGEMENTS.

                  The following summarizes the Rule 12b-1 distribution fees, shareholder servicing fees, exchange privileges and other shareholder services applicable to each class of shares of the Funds. Additional details regarding such fees and services are set forth in each Fund's current Prospectus and Statement of Additional Information.

        A.       CLASS A SHARES(2) -

                 1. INITIAL SALES LOAD: None.

                 2. CONTINGENT DEFERRED SALES CHARGE: None.

                 3. REDEMPTION FEES: None.

                 4. RULE 12B-1 DISTRIBUTION FEES: None.

                 5. RULE 12B-1 SHAREHOLDER SERVICING FEES: Up to .25% per
                    annum of average daily net assets.

                 6. CONVERSION FEATURES: None.

                 7. EXCHANGE PRIVILEGES: Subject to restrictions and
                    conditions set forth in the Prospectus, Class A Shares may be exchanged for Class A shares of any other Fund.

                 8. OTHER INCIDENTAL SHAREHOLDER SERVICES: As provided in
                    the Prospectus.

        B.       CLASS B SHARES(2) -

                 1. INITIAL SALES LOAD: None.

                 2. CONTINGENT DEFERRED SALES CHARGE: None.

                 3. REDEMPTION FEES: None.

_________________________

2 Effective October 16, 2006, the names of the Calss A and Class B shares of all series of the Daily Income Fund will be changed to the Institutional Service Class, respectively.

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                 4. RULE 12B-1 DISTRIBUTION FEES: None.

                 5. RULE 12B-1 SHAREHOLDER SERVICING FEES: None.

                 6. CONVERSION FEATURES: None.

                 7. EXCHANGE PRIVILEGES: Subject to restrictions and
                    conditions set forth in the Prospectus, Class B shares may be exchanged for Class B shares of other Funds.

                 8. OTHER INCIDENTAL SHAREHOLDER SERVICES: As provided in
                    the Prospectus.

        C. CLASS C SHARES (created for all Funds which are purchased by Schroeder & Co. clients)

                 1. MAXIMUM INITIAL SALES LOAD: None.

                 2. CONTINGENT DEFERRED SALES CHARGE: None.

                 3. REDEMPTION FEES: None.

                 4. RULE 12B-1 DISTRIBUTION FEES: None.

                 5. RULE 12B-1 SHAREHOLDER SERVICING FEES: .25% per annum
                    of the average daily net assets.

                 6. SUB-ACCOUNTING/TRANSFER AGENT FEE: .20% per annum of
                    the average daily net assets.

                 7. CONVERSION FEATURES: None.

                 8. EXCHANGE PRIVILEGES: Subject to restrictions and
                    conditions set forth in the Prospectus, Class C Shares may be exchanged for Class C shares of any other Fund.

                 9. OTHER INCIDENTAL SHAREHOLDER SERVICES: As provided in
                    the Prospectus.

        D. JPMORGAN SELECT CLASS OF SHARES (created for all Funds which are purchased by clients of J.P. Morgan Fund Distributors, Inc.)

                 1. INITIAL SALES LOAD: None.

                 2. CONTINGENT DEFERRED SALES CHARGE: None.

                 3. REDEMPTION FEES: None.


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                 4. RULE 12B-1 DISTRIBUTION FEES: None.

                 5. RULE 12B-1 SHAREHOLDER SERVICING FEES: Up to .25% per
                    annum of average daily net assets.

                 6. CONVERSION FEATURES: None.

                 7. EXCHANGE PRIVILEGES: Subject to restrictions and
                    conditions set forth in the Prospectus, JP Morgan Select shares may be exchanged for JP Morgan Select shares of any other Fund.

                 8. OTHER INCIDENTAL SHAREHOLDER SERVICES: As provided in
                    the Prospectus.

       E. PINNACLE CLASS OF SHARES (created for all Funds which are purchased by clients of Cowles, Sabol & Co./Mutual Securities, Inc.)

                 1. INITIAL SALES LOAD: None.

                 2. CONTINGENT DEFERRED SALES CHARGE: None.

                 3. REDEMPTION FEES: None.

                 4. RULE 12B-1 DISTRIBUTION FEES: None.

                 5. RULE 12B-1 SHAREHOLDER SERVICING FEES: None.

                 6. CONVERSION FEATURES: None.

                 7. EXCHANGE PRIVILEGES: Subject to restrictions and
                    conditions set forth in the Prospectus, Pinnacle shares may be exchanged for Pinnacle shares of any other Fund.

                 8. OTHER INCIDENTAL SHAREHOLDER SERVICES: As provided in the
                    Prospectus.

       F. THORNBURG CLASS OF SHARES (created for the Daily Tax Free Income Fund, Inc. which are purchased by clients of Thornburg Securities, Inc.)

                 1. INITIAL SALES LOAD: None.

                 2. CONTINGENT DEFERRED SALES CHARGE: None.

                 3. REDEMPTION FEES: None.

                 4. RULE 12B-1 DISTRIBUTION FEES: None.


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                 5. RULE 12B-1 SHAREHOLDER SERVICING FEES: Up to .25% per annum of average daily net assets.

                 6. CONVERSION FEATURES: None.

                 7. EXCHANGE PRIVILEGES: Subject to restrictions and conditions set forth in the Prospectus.

                 8. OTHER INCIDENTAL SHAREHOLDER SERVICES: As provided in the
                    Prospectus.

 G. FIRST SOUTHWEST CLASS OF SHARES (created for the Short Term Income Fund, Inc. - Money Market Portfolio and the Daily Tax Free Income Fund, Inc. which are purchased by clients of First Southwest Company)

                 1. INITIAL SALES LOAD: None.

                 2. CONTINGENT DEFERRED SALES CHARGE: None.

                 3. REDEMPTION FEES: None.

                 4. RULE 12B-1 DISTRIBUTION FEES: Up to .25% per annum of
                    average daily net assets.

                 5. RULE 12B-1 SHAREHOLDER SERVICING FEES: Up to .25% per annum of average daily net assets.

                 6. CONVERSION FEATURES: None.

                 7. EXCHANGE PRIVILEGES: Subject to restrictions and conditions set forth in the Prospectus.

                 8. OTHER INCIDENTAL SHAREHOLDER SERVICES: As provided in the
                    Prospectus.

       H. CIBC WORLD MARKETS CALIFORNIA TAX EXEMPT FUND CLASS OF SHARES (created for the California Daily Tax Free Income Fund, Inc. which are purchased by clients of CIBC World Markets Corp.)

                 1. INITIAL SALES LOAD: None.

                 2. CONTINGENT DEFERRED SALES CHARGE: None.

                 3. REDEMPTION FEES: None.

                 4. RULE 12B-1 DISTRIBUTION FEES: .45% per annum of average daily net assets.


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                 5. RULE 12B-1 SHAREHOLDER SERVICING FEES: .25% per annum of average daily net assets.

                 6. CONVERSION FEATURES: None.

                 7. EXCHANGE PRIVILEGES: Subject to restrictions and conditions set forth in the Prospectus.

                 8. OTHER INCIDENTAL SHAREHOLDER SERVICES: As provided in the
                    Prospectus.



       I.        Institutional Class of Shares (Daily Income Fund)

                  1. INITIAL SALES LOAD: None.

                  2. CONTINGENT DEFERRED SALES CHARGE: None.

                  3. REDEMPTION FEES: None.

                  4. RULE 12B-1 DISTRIBUTION FEES: None.

                  5. RULE 12B-1 SHAREHOLDER SERVICING FEES: None.

                  6. CONVERSION FEATURES: None.

                  7. EXCHANGE PRIVILEGES: Subject to restrictions and conditions set forth in the Prospectus.

                  8. OTHER INCIDENTAL SHAREHOLDER SERVICES: As provided in the
                     Prospectus.



        J.       Institutional Service Class of Shares  (Daily
                  Income Fund)

                  1. INITIAL SALES LOAD: None.

                  2. CONTINGENT DEFERRED SALES CHARGE: None.

                  3. REDEMPTION FEES: None.

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                  4. RULE 12B-1 DISTRIBUTION FEES: None.

                  5. RULE 12B-1 SHAREHOLDER SERVICING FEES: .25% per annum of average daily net assets.

                  6. CONVERSION FEATURES: None.

                  7. EXCHANGE PRIVILEGES: Subject to restrictions and conditions set forth in the Prospectus.

                  8. OTHER INCIDENTAL SHAREHOLDER SERVICES: As provided in the
                     Prospectus.



        K.       Investor Class of Shares (Daily Income Fund)

                  1. INITIAL SALES LOAD: None.

                  2. CONTINGENT DEFERRED SALES CHARGE: None.

                  3. REDEMPTION FEES: None.

                  4. RULE 12B-1 DISTRIBUTION FEES: .20% per annum of average daily net assets.

                  5. RULE 12B-1 SHAREHOLDER SERVICING FEES: .25% per annum of average daily net assets.

                  6. CONVERSION FEATURES: None.

                  7. EXCHANGE PRIVILEGES: Subject to restrictions and conditions set forth in the Prospectus.

                  8. OTHER INCIDENTAL SHAREHOLDER SERVICES: As provided in the
                     Prospectus.



        L.       Short Term Income Shares Class of Shares (Daily Income Fund)

                  1. INITIAL SALES LOAD: None.

                  2. CONTINGENT DEFERRED SALES CHARGE: None.

                  3. REDEMPTION FEES: None.

                  4. RULE 12B-1 DISTRIBUTION FEES: .45% per annum of average daily



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                     net assets.

                  5. RULE 12B-1 SHAREHOLDER SERVICING FEES: .25% per annum of average daily net assets.

                  6. CONVERSION FEATURES: None.

                  7. EXCHANGE PRIVILEGES: Subject to restrictions and conditions set forth in the Prospectus.

                  8. OTHER INCIDENTAL SHAREHOLDER SERVICES: As provided in the
                     Prospectus.

        M.       Retail Class of Shares (Daily Income Fund)

                  1. INITIAL SALES LOAD: None.

                  2. CONTINGENT DEFERRED SALES CHARGE: None.

                  3. REDEMPTION FEES: None.

                  4. RULE 12B-1 DISTRIBUTION FEES: .65% per annum of average daily net assets.

                  5. RULE 12B-1 SHAREHOLDER SERVICING FEES: .25% per annum of average daily net assets.

                  6. CONVERSION FEATURES: None.

                  7. EXCHANGE PRIVILEGES: Subject to restrictions and conditions set forth in the Prospectus.

                  8. OTHER INCIDENTAL SHAREHOLDER SERVICES: As provided in the
                     Prospectus.

        N. First Southwest Class of Shares (Daily Income Fund, Money Market Portfolio and Municipal Portfolio)

                  1. INITIAL SALES LOAD: None.

                  2. Contingent Deferred Sales Charge: None.

                  3. REDEMPTION FEES: None.

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                  4. RULE 12B-1 DISTRIBUTION FEES: .65% per annum of average daily net assets.

                  5. RULE 12B-1 SHAREHOLDER SERVICING FEES: .25% per annum of average daily net assets.

                  6. CONVERSION FEATURES: None.

                  7. EXCHANGE PRIVILEGES: Subject to restrictions and conditions set forth in the Prospectus.

                  8. OTHER INCIDENTAL SHAREHOLDER SERVICES: As provided in
                     the Prospectus.

        O. Short Term Fund General Shares (Daily Income Fund - Money Market Portfolio)

                  1. INITIAL SALES LOAD: None.

                  2. CONTINGENT DEFERRED SALES CHARGE: None.

                  3. REDEMPTION FEES: None.

                  4. RULE 12B-1 DISTRIBUTION FEES: .65% per annum of average daily net assets.

                  5. RULE 12B-1 SHAREHOLDER SERVICING FEES: .25% per annum of average daily net assets.

                  6. CONVERSION FEATURES: None.

                  7. EXCHANGE PRIVILEGES: Subject to restrictions and conditions set forth in the Prospectus.

                  8. OTHER INCIDENTAL SHAREHOLDER SERVICES: As provided in
                     the Prospectus.


        P. Advantage Shares (Daily Income Fund - Money Market Portfolio, U.S. Government Portfolio and Municipal Money Market Portfolio)

                  1. INITIAL SALES LOAD: None.

                  2. CONTINGENT DEFERRED SALES CHARGE: None.

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                  3. REDEMPTION FEES: None.

                  4. RULE 12B-1 DISTRIBUTION FEES: .75% per annum of average daily net assets.

                  5. RULE 12B-1 SHAREHOLDER SERVICING FEES: .25% per annum of average daily net assets.

                  6. SUB-ACCOUNTING AND ADMINISTRATION FEES: .10% per annum of average daily net assets.

                  7. CONVERSION FEATURES: None.

                  8. EXCHANGE PRIVILEGES: Subject to restrictions and conditions set forth in the Prospectus.

                  9. OTHER INCIDENTAL SHAREHOLDER SERVICES: As provided in the
                     Prospectus.

        Q.       Thornburg Shares   (Daily Income Fund - Thornburg Class)

                  1. Initial Sales Load: None.

                  2. Contingent Deferred Sales Charge: None.

                  3. Redemption Fees: None.

                  4. Rule 12b-1 Distribution Fees: .65% per annum of average daily net assets.

                  5. Rule 12b-1 Shareholder Servicing Fees: .25% per annum of average daily net assets.

                  6. Conversion Features: None.

                  7. Exchange Privileges: Subject to restrictions and conditions set forth in the Prospectus.

                  8. Other Incidental Shareholder Services: As provided in the
                     Prospectus.

        R. money market Xpress Fund Shares (Daily Income Fund - Money Market Portfolio)

                  1. INITIAL SALES LOAD: None.

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                  2. CONTINGENT DEFERRED SALES CHARGE: None.

                  3. REDEMPTION FEES: None.

                  4. RULE 12B-1 DISTRIBUTION FEES: .75% per annum of average daily net assets.

                  5. RULE 12B-1 SHAREHOLDER SERVICING FEES: .25% per annum of average daily net assets.

                  6. SUB-ACCOUNTING AND ADMINISTRATION FEES: .10% per annum of average daily net assets.

                  7. CONVERSION FEATURES: None.

                  8. EXCHANGE PRIVILEGES: Subject to restrictions and conditions set forth in the Prospectus.

                  9. OTHER INCIDENTAL SHAREHOLDER SERVICES: As provided in the
                     Prospectus.



IV. BOARD REVIEW.

                  The Board of Directors/Trustees of each Fund shall review this Plan as frequently as it deems necessary. Prior to any material amendments to this Plan, a Fund's Board of Directors/Trustees, including a majority of the Directors/Trustees that are not interested persons of the Fund, shall find that the Plan, as proposed to be amended (including any proposed amendments to the method of allocating class and/or fund expenses) is in the best interest of each class of shares of a Fund individually and the Fund as a whole. In considering whether to approve any proposed amendments(s) to the Plan, the Directors/Trustee of the Fund shall request and evaluate such information as they consider reasonably necessary to evaluate the proposed amendments(s) to the Plan.

                  In making its determination to approve this amendment to the Plan, the Board focused on, among other things, the relationship between or among the classes and examined potential conflicts of interest between classes regarding the allocation of fees, services, waivers and reimbursement of expenses, and voting rights. The Board evaluated the level of services provided to each class and the cost of those services to ensure that the services are appropriate and the allocation of expenses is reasonable. In approving any subsequent amendments to this Plan, the Board shall focus on and evaluate such factors as well as any others deemed necessary by the Board.


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                                    EXHIBIT A

Fund                                                1940 Act Registration Number

California Daily Tax Free Income Fund, Inc.                    811-4922
Connecticut Daily Tax Free Income Fund, Inc.                   811-4265
Daily Tax Free Income Fund, Inc.                               811-3522
Florida Daily Municipal Income Fund                            811-8654
Daily Income Fund                                              811-8312
New Jersey Daily Tax Free Income Fund, Inc.                    811-6152
Short Term Income Fund, Inc.                                   811-2950




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